                                                                    EXHIBIT (Q)





                     MONTHLY CERTIFICATEHOLDERS' STATEMENT
                          Discover Card Master Trust I
                        Series 1997-4 Monthly Statement
                      Class A Certificate CUSIP #25466KBK4
                      Class B Certificate CUSIP #25466KBL2


Trust Distribution Date: December 15, 1998  Due Period Ending: November 30, 1998

Pursuant to the Series Supplement dated as of October 31, 1997 relating to the Pooling and Servicing Agreement dated as of October 1, 1993 by and between Greenwood Trust Company and U.S. Bank National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Certificateholders and the performances of the Trust. The information for the Due Period and the Trust Distribution Date listed above is set forth below:

1.     Payments for the benefit of Series Investors this Due Period (per $1000 of Class Initial Investor Interest)
       -----------------------------------------------------------------------------------------------------------

       Series  1997-4                                        Total           Interest           Principal
           Class A      29 days at 5.347810000%         $4.307958056      $4.307958056        $0.000000000

           Class B      29 days at 5.527810000%         $4.452958056      $4.452958056        $0.000000000

2.     Principal Receivables at the end of the Due Period
       --------------------------------------------------
  (a)  Aggregate Investor Interest                                              $18,782,271,009.31
       Seller Interest                                                           $5,226,651,457.50

       Total Master Trust                                                       $24,008,922,466.81


  (b)  Group One Investor Interest                                              $16,232,271,009.31

  (c)  Group Two Investor Interest                                               $2,550,000,000.00

  (d)  Series 1997-4 Investor Interest                                             $789,474,000.00

  (e)  Class A Investor Interest                                                   $750,000,000.00

       Class B Investor Interest                                                    $39,474,000.00

3.     Allocation of Receivables Collected During the Due Period
       ---------------------------------------------------------

                                                                         Finance Charge            Principal           Yield
                                                                          Collections             Collections        Collections
  (a)  Allocation of Collections between Investor and Seller

       Aggregate Investor Allocation.                                   $307,561,871.78        $2,531,194,845.53         $0.00

       Seller:                                                           $74,930,196.09          $616,665,924.93         $0.00

  (b)  Group One Allocation                                             $266,061,482.42        $2,189,651,951.93         $0.00

  (c)  Group Two Allocation                                              $41,500,389.36          $341,542,893.60         $0.00

  (d)  Series 1997-4 Allocations                                         $12,851,733.49          $105,768,121.89         $0.00

  (e)  Class A Allocations                                               $12,201,496.97          $100,416,758.58         $0.00

       Class B Allocations                                                  $650,236.52            $5,351,363.31         $0.00

4.     Information Concerning the Series Principal Funding Accounts ("SPFA")
       ---------------------------------------------------------------------
                                    Deposits into the
                                     SPFAs This               SPFA             Deposit Deficit           Investment
                                     Due Period              Balance             Amount                   Income
       Series 1997-4                    $0.00                $0.00                  0.00                   $0.00

5.     Information Concerning Amount of Controlled Liquidation Payments
       ----------------------------------------------------------------
                                                                                         Total Payments
                                       Amount Paid            Deficit Amount             Through This
                                      This Due Period         This Due Period             Due Period
       Series 1997-4                        $0.00                    $0.00                       $0.00

6.     Information Concerning the Series Interest Funding Accounts ("SIFA")
       --------------------------------------------------------------------
                                                               Deposits Into the
                                                                 SIFAs This
                                                                 Due Period                 SIFA Balance
       Series 1997-4                                          $3,406,744.61                        $0.00

7.     Pool Factors
       ------------
                                                                                  This Due Period
       Class A                                                                     1.00000000

       Class B                                                                     1.00000000

8.     Investor Charged-Off Amount
       ---------------------------
                                                                                       Cumulative
                                                                                   Investor Charged-Off
                                                This Due Period                          Amount
  (a)  Group One                                   $104,362,158.22                          $0.00

  (b)  Group Two                                    $16,278,456.25                          $0.00

  (c)  Series 1997-4                                 $5,041,070.32                          $0.00

  (d)  Class A                                       $4,786,016.17                          $0.00

       Class B                                         $255,054.15                          $0.00

9.     Investor Losses This Due Period
       -------------------------------
                                                                                 Per $1,000 of
                                                                                Original Invested
                                                   Total                          Principal
  (a)  Group One                                     $0.00                            $0.00

  (b)  Group Two                                     $0.00                            $0.00

  (c)  Series 1997-4                                 $0.00                            $0.00

  (d)  Class A                                       $0.00                            $0.00

       Class B                                       $0.00                            $0.00


10.    Reimbursement of Investor Losses This Due Period                                   Per $1,000 of
       ------------------------------------------------                                  Original Invested
                                                                    Total                  Principal
  (a)  Group One                                                      $0.00                    $0.00

  (b)  Group Two                                                      $0.00                    $0.00

  (c)  Series 1997-4                                                  $0.00                    $0.00

  (d)  Class A                                                        $0.00                    $0.00

       Class B                                                        $0.00                    $0.00

11.    Aggregate Amount of Unreimbursed Investor Losses                                   Per $1,000 of
       ------------------------------------------------                                  Original Invested
                                                                    Total                  Principal
  (a)  Group One                                                      $0.00                    $0.00

  (b)  Group Two                                                      $0.00                    $0.00

  (c)  Series 1997-4                                                  $0.00                    $0.00

  (d)  Class A                                                        $0.00                    $0.00

       Class B                                                        $0.00                    $0.00

12.    Investor Monthly Servicing Fee Payable at the end of the Due Period
       -------------------------------------------------------------------
  (a)  Group One                                                                    $27,269,062.78

  (b)  Group Two                                                                     $4,250,000.00

  (c)  Series 1997-4                                                                 $1,315,790.00

  (d)  Class A                                                                       $1,250,000.00

       Class B                                                                          $65,790.00

13.    Class Available Subordinated Amount at the end of the Due Period
       ----------------------------------------------------------------
                                                                                               As a Percentage
                                                                                                 of Class A
                                                                         Total                 Invested Amount
       Series 1997-4 Class B                                         $98,684,250.00              13.1579%

14.    Total Available Credit Enhancement Amounts
       ------------------------------------------
                                                                Shared Amount            Class B Amount
       Maximum Amount                                                 $0.00                 $59,210,550.00

       Available Amount                                               $0.00                 $59,210,550.00

       Amount of Drawings on Credit Enhancement
         for this Due Period                                          $0.00                          $0.00

15.    Delinquency Summary
       -------------------

       End of Due Period Master Trust Receivables Outstanding  $24,384,557,504.89

                                  Delinquent Amount                 Percentage of Ending
       Payment Status             Ending Balance                    Receivables Outstanding
       30-59 days                     $535,031,401.69                       2.19%

       60-179 days                  $1,142,280,047.90                       4.68%

                                           U.S. BANK NATIONAL ASSOCIATION
                                           as Trustee


                                       BY:
                                           ----------------------------

                                                 Vice President

                    MASTER SERVICER'S CERTIFICATE STATEMENT

                          Discover Card Master Trust I

                        Series 1997-4 Monthly Statement

                                  CREDIT CARD
                           PASS-THROUGH CERTIFICATES

     The undersigned, a duly authorized representative of Greenwood Trust Company ("Greenwood"), as Master Servicer pursuant to the Pooling & Servicing Agreement dated as of October 1, 1993 (the"Pooling & Servicing Agreement") and the Series Supplement, dated as of October 31, 1997 (the "Series Supplement") by and between Greenwood and U.S. Bank National Association, as Trustee, does hereby certify as follows with respect to the Supplement Discover Card Master Trust I, Series 1997-4 Master Trust Certificates for the Distribution Date occurring on December 15, 1998:

 1.  Greenwood is Master Servicer under the Pooling and Servicing Agreement.

 2.  The undersigned is a Servicing Officer of Greenwood as Master Servicer.

 3.  The aggregate amount of Collections processed during the related Due
     Period is equal to                                                                         $3,530,352,838.30

 4.  The aggregate amount of Class A Principal Collections processed during
     the related Due Period is equal to                                                           $100,416,758.58

 5.  The aggregate amount of Class A Finance Charge Collections processed
     during the related Due Period is equal to                                                     $12,201,496.97

 6a. The aggregate amount of Class A Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                                     $0.00

 6b. The aggregate amount of Class A Additional Funds for this Distribution
     date is equal to                                                                                       $0.00

 7. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class A Required Amount Shortfall                                             $0.00
          is equal to

     (b)  with respect to the Class A Cumulative Investor Charged-Off                                       $0.00
          Amount is equal to

     (c)  with respect to the Class A Investor Interest is equal to                                         $0.00

 8.  The sum of all amounts payable to the Class A Certificateholders
     on the current Distribution Date is equal to                                                   $3,230,968.54

 9.  The aggregate amount of Class B Principal Collections processed during
     the related Due Period is equal to                                                                $5,351,363.31

10.  The aggregate amount of Class B Finance Charge Collections processed
     during the related Due Period is equal to                                                           $650,236.52

11a. The aggregate amount of Class B Principal Collections recharacterized as
     Series Yield Collections during the related Due Period is equal to                                        $0.00

11b. The aggregate amount of Class B Additional Funds for this Distribution
     date is equal to                                                                                          $0.00

12. The amount of drawings under the Credit Enhancement required to be made on the related Drawing Date pursuant to the Series Supplement:

     (a)  with respect to the Class B Required Amount Shortfall                                                $0.00
          is equal to

     (b)  with respect to the Class B Cumulative Investor Charged-Off                                          $0.00
          Amount is equal to

     (c)  with respect to the Class B Investor Interest is equal to                                            $0.00

13.  The sum of all amounts payable to the Class B Certificateholders
     on the current Distribution Date is equal to                                                        $175,776.07

14.  Attached hereto is a true copy of the statement required to be delivered by the Master Servicer on the date of this Certificate to the Trustee pursuant to
     Section 16 of the Series Supplement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered certificate this 15th day of December, 1998.



                                      GREENWOOD TRUST COMPANY
                                        as Master Servicer

                                      By:
                                         -------------------------
                                      Vice President, Chief Accounting Officer,
                                      and Treasurer